EXHIBIT 10.1

AGREEMENT

THIS AGREEMENT is made and entered into by and between Galaxy Gaming, Inc. ("Galaxy"), Mark Lipparelli ("Lipparelli"), William A. Zender ("Zender"), Bryan W. Waters ("Waters"), Janice DesRosiers, Personal Representative and Administrator for Norman H. Desrosiers ("DesRosiers") (Lipparelli, Zender, Waters, and DesRosiers are collectively referred to as the "Galaxy Directors"), Triangulum Partners, LLC ("Triangulum"), and Robert B. Saucier ("Saucier," and together with Triangulum, the "Triangulum Parties").  Galaxy, the Galaxy Directors, Triangulum, and Saucier are collectively referred to as the "Parties" or individually as a "Party."

RECITALS

A.WHEREAS, on May 6, 2019, Galaxy redeemed all 23,271,667 shares of Galaxy common stock held by Triangulum, which represented a majority of Galaxy's outstanding common stock.   As consideration for the redemption of Triangulum’s shares in Galaxy (the "Redemption"), Galaxy issued a promissory note payable to Triangulum in the face amount of $39,096,401.00 (the "Note"), the full amount of which is outstanding.

B.WHEREAS, on May 6, 2019, Galaxy commenced legal action against Saucier and Triangulum by filing a complaint in the Eighth Judicial District Court, Clark County, Nevada, entitled Galaxy Gaming, LLC v. Triangulum Partners, LLC, et al., Case No. A-19-794293-B (the "Main Action"), seeking (i) a declaratory judgment that Galaxy acted lawfully and in full compliance with its Articles when Galaxy redeemed the Triangulum shares and (ii) certain remedies for alleged breach of fiduciary duty and breach of contract by Triangulum and its Manager, Member, and beneficial owner, Saucier.

C.WHEREAS, on June 10, 2019, in the Main Action, Triangulum filed its Answer and Counterclaim against Galaxy and the Galaxy Directors, and filed its Amended Counterclaim against Galaxy and the Galaxy Directors on July 18, 2019.  The Amended Counterclaim seeks (i) a declaratory judgment that Galaxy acted unlawfully and in breach of its Articles when Galaxy redeemed the Triangulum shares and (ii) certain remedies against Galaxy and the Galaxy Directors alleged to be arising from the redemption, including for alleged breach of fiduciary duty, breach of contract and quantum meruit.

D.WHEREAS, on October 18, 2019, in the Main Action, Saucier filed his Answer and Counterclaim, asserting claims against Galaxy and Lipparelli, including for alleged fraud, breach of contract and quantum meruit.

E.WHEREAS, on May 19, 2020, Saucier commenced a separate legal action by filing a Verified Complaint for Advancement in the Eighth Judicial District Court, Clark County, Nevada, entitled Robert Saucier v. Galaxy Gaming, Inc., Case No. A-20-815190-B, seeking declaratory relief that he is entitled to advancement, and asserting a claim for breach of contract seeking advancement (the "Advancement Action").

F.WHEREAS, on December 18, 2020, Saucier commenced a separate legal action by filing a complaint in the Eighth Judicial District Court, Clark County, Nevada, entitled Robert

Saucier v. Galaxy Gaming, Inc., Case No. A-20-826724-B, asserting a claim of breach of contract related to indemnification (the "Indemnity Action").1

G.WHEREAS, the Actions are in various stages: (i) discovery in the Main Action is statutorily stayed pending one of two appeals, Case No. 81936 (Galaxy’s appeal of the denial of Galaxy’s special motion to dismiss pursuant to NRS 41.660 (the "Anti-Slapp Appeal")); (ii) the Advancement Action is on appeal, with three appeals pending; and (iii) the Indemnity Action is in its nascent stages.

H.WHEREAS, the Parties dispute the allegations asserted against them in the Actions, and desire and intend to resolve all issues related to the Actions.

I.WHEREAS, the Parties acknowledge that Payment (defined below) when tendered by Galaxy constitutes adequate, sufficient, full, final and complete consideration of the obligations set forth herein including without limitation the settlement of all Actions and known and unknown claims in relation to and arising from the Actions, the Redemption, and the mutual general release of all Parties set forth in Article II below.

NOW THEREFORE, in consideration of the respective promises, covenants, releases, agreements, representations, warranties and indemnities of the Parties herein contained, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the Parties agree as follows:

Article I
terms

1.1Terms

The Parties hereby agree to the following terms and conditions, and further agree to perform any and all acts, and execute any and all documents necessary or appropriate to implement the Agreement and the terms herein:

(a)	All Recitals are incorporated by reference as if fully set forth herein.
(b)

The effectiveness of this Agreement is expressly conditioned upon Galaxy's tender of payment  to Triangulum, in immediately available funds, of an amount equal to the purchase price calculated under Galaxy's amended and restated articles of incorporation, $39,096,401.00 (Thirty-Nine Million, Ninety-Six Thousand, Four Hundred and One Dollars and Zero Cents), plus accrued and unpaid interest since May 6, 2021 at a rate of Two Percent (2%) as of the date of payment in good and valuable U.S. funds, without withholding or deduction (the "Payment"), in full and final settlement of the Actions, the mutual general release of all Parties set forth in

[1]	The Main Action, the Advancement Action, and the Indemnity Action are referred to collectively herein as the "Actions."

Article II below, and in full and final satisfaction of the Note any and all related obligations, and the obligations set forth in this Agreement.
(c)

When made, the tender of Payment by Galaxy constitutes adequate, sufficient, full and complete consideration of the obligations set forth herein including, without limitation, the settlement of all Actions, and the Redemption and known and unknown claims in relation the foregoing and the mutual general releases set forth in Article II below.  It is the intent of the Parties to fully, finally, completely and forever settle all claims, known and unknown, that each of them has had, now has, or may have, including, without limitation, any claims that relate to or arise from the Actions, Redemption, or any actions or inactions of each of the Parties.

(d)	Galaxy shall have until December 31, 2021 (the "Stay Period") to tender the Payment to Triangulum, via wire transfer to:

Triangulum Partners, LLC @ Nevada State Bank

Routing #: 122400779

Account #: 983473844

(e)	The Parties shall submit stipulations to stay the Actions during the Stay Period in the forms attached hereto as Exhibit 1.
(f)

If Galaxy is unable to obtain and/or raise the Payment during the Stay Period such that it cannot pay the Payment before the expiration of the Stay Period, (1) the Parties can agree, in writing, to extend the deadlines, or (2) this Agreement expires and is null and void and of no effect, and the Actions continue.

(g)

Galaxy represents, warrants and agrees that it will not file any voluntary petition for bankruptcy petition for a period of not less than ninety (90) days from the date of its tender of the Payment, or any portion of the Payment.

(h)

Saucier agrees that for a period ending five (5) years after Payment, he shall not direct or encourage Galaxy's affiliates to, and shall not directly or indirectly assist any other person or entity to, whether paid or not:

(i)	Serve as a partner, principal, employee, consultant, officer, director, manager, agent, affiliate, representative, advisor, promoter, or associate of/with; or
(ii)	Directly or indirectly own, purchase, organize, or take prefatory steps for the organization of; or
(iii)	build, design, finance, license, acquire, lease, operate, control, invest in, or otherwise join, participate in, or affiliate himself with;

any business whose business, products, or operations are competitive with the actual business of Galaxy (as that business was on the date of the Agreement).

The foregoing covenant shall cover Galaxy's activities in every part of the Territory, defined to mean the State of Nevada, all other states of the United States in which Galaxy conducts business, and all other countries of the world in which Galaxy conducts business.

(i)	Triangulum and Saucier shall not purchase, directly or indirectly, any Galaxy stock.
(j)

Neither Triangulum, nor Saucier, nor any affiliate or related person or entity of Triangulum or Saucier, shall initiate, cooperate with or be directly or indirectly involved with or advise those undertaking any proxy solicitation related to the Company or any other means of affecting the Board of Directors or stock ownership of and in the Company or any other attempt to influence the management or direction of the Company.

1.2Dismissal

No later than three (3) business days after Galaxy's Payment to Triangulum, the Parties shall file, in each of the three Actions (and related appeals), a stipulation and order of complete dismissal, with prejudice, each Party to bear its own fees and costs.

Article II
MUTUAL GENERAL RELEASES

2.1Mutual General Releases

Subject to the obligations set forth in this Agreement, and in consideration for the mutual promises contained herein, the Triangulum Parties and the Galaxy Parties, and their subsidiaries, predecessors, successors, heirs, representatives, stockholders, owners, principals, partners, officers, managers, agents, attorneys, employees, and affiliated individuals and entities knowingly, voluntarily, and  irrevocably release, acquit, and forever discharge the other Parties, their affiliates, subsidiaries, predecessors, successors, heirs, representatives, stockholders, owners, principals, partners, officers, managers, agents, attorneys, employees, and affiliated individuals and entities from any and all claims, actions, causes of action, liabilities, demands, counterclaims, third-party claims, costs, losses, suits, rights, damages, attorneys' fees, expenses, liens, and/or encumbrances, and all rights to payment of any type or nature whatsoever, whether known or unknown, or hereinafter discovered, fixed or contingent, accrued or not yet accrued, matured or not yet matured, anticipated or unanticipated, asserted or unasserted, in law or equity, which have been asserted or could have been asserted against each other from the beginning of time to the effective date of this Agreement, including, but not limited to, claims related to the conduct, actions, or events described or discussed in the Actions, Saucier's roles as founder, employee, executive, officer, director, or beneficial stockholder, Galaxy, it officers, and/or its directors' conduct during their tenure on the Galaxy board of directors, or their decisions that lead up to, during, and following the Redemption  and the issuance and terms of the Note.

2.2Indemnification & Hold Harmless

(a)

Notwithstanding the forgoing mutual release, in the event any of the actions of the Galaxy Parties (inclusive of their affiliated individuals/entities and anyone who could collect through them) results in the Triangulum Parties and/or the Triangulum releasees (identified above) being made parties to any lawsuit, action, or proceeding (whether under theories of indemnity, contribution, or otherwise), the Galaxy Parties agree to release, defend, indemnify, and hold harmless the Triangulum Parties and/or the Triangulum releasees from any and all claims, actions, causes of action, demands, counterclaims, third-party claims, costs, losses, suits, rights, damages, attorneys’ fees, expenses, liens, and/or encumbrances.

(b)

In the event of any third-party lawsuit, action, or proceeding against Saucier for good faith actions taken in his prior role as an officer and/or director of Galaxy, Galaxy is not released from the terms of the May 2016 Indemnification Agreement with Saucier.

(c)

Notwithstanding the foregoing mutual general release, in the event any of the actions of the Triangulum Parties (inclusive of their affiliated individuals/entities and anyone who could collect through them) results in the Galaxy Parties and/or the Galaxy releasees (identified above) being made parties to any lawsuit, action, or proceeding (whether under theories of indemnity, contribution, or otherwise), the Triangulum Parties agree to release, defend, indemnify, and hold harmless the Galaxy Parties and/or the Galaxy releasees from any and all claims, actions, causes of action, demands, counterclaims, third-party claims, costs, losses, suits, rights, damages, attorneys’ fees, expenses, liens, and/or encumbrances.

(d)	For the avoidance of doubt, paragraph 2.2 and 6.5(b) and (c) set forth the only exceptions to the Parties’ mutual release.

2.3Each Party is entering this Agreement in good faith and no Party (as part of this bargain) is intending to retain any claim or rights against the other nor will any Party develop, create, appeal, re-file, or argue any of the matters between the Parties in any forum. It is the intention of each Party that all of the releases referenced herein shall apply in all respects in all jurisdictions or forums (state, local, federal or otherwise).

2.4This release includes, but is not limited to, claims for discrimination arising under federal, state, and local statutory or common law, including Title VII of the Civil Rights Act, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Genetic Information and Discrimination Act, and Nevada law.

Article III
NO ADMISSION OF LIABILITY

This Agreement, the negotiations leading up to this Agreement, and compliance with the terms of this Agreement shall not be construed as an admission of any liability, misconduct, or wrongdoing whatsoever, or of any violation of any order, law, statute, duty, or contract whatsoever as to any of the Parties.

Article IV
CONFIDENTIALITY/NON-DISPARAGEMENT

4.1The Parties agree to keep all negotiations leading up to this Agreement confidential and shall not disclose any details about the discussions and/or disclosure of the facts and terms of this Agreement to anyone outside of their organization, their lawyers, financial advisors, or gaming or regulatory authorities, unless: (1) compelled to do so by an order or subpoena of a court or governmental agency; (2) as otherwise required by law; or (3) as otherwise agreed to by the Parties.

4.2If a Party receives a subpoena or court order to which this Agreement may be responsive, the receiving Party shall provide notice and a copy of the subpoena and/or order to the other Party, and reasonably cooperate to protect the confidentiality of this Agreement and its contents.

4.3The Parties expressly acknowledge and agree that this Agreement and its contents may be disclosed to any gaming or other regulatory authority with jurisdiction over a Party upon request by such authority without delay or notice to or consent from any other Party, and such disclosure shall not constitute a violation of this Agreement. In addition, Galaxy may file notice of this Agreement with the SEC pursuant to its public company obligations.

4.4The Parties agree that, subject to the disclosures otherwise provided in this Article IV, they shall not disparage the other Parties, or their officers, directors, executives, principals, and/or attorneys, or make or publish any communication or remarks, express or implied, that reflects adversely upon any one or combination of them.  The Parties agree that, in the event any one of them receives inquiries from gaming regulators concerning each other, the Parties will respond by providing only the information requested.

Article V
INTERPRETATION

5.1Entire Agreement

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions, whether written or oral.  There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory, or otherwise, relating to the subject matter hereof except as herein provided.

5.2Severability

If any provision of this Agreement is determined by an arbitrator or a court of competent jurisdiction to be illegal, invalid, or unenforceable, that provision will be severed from this Agreement and the remaining provisions will continue in full force and effect without amendment.

5.3Applicable Law

This Agreement was drafted through the joint efforts of the Parties and/or through counsel, and shall not be read for or against any Party to this Agreement. This Agreement is intended to be enforced according to its written terms under the laws of the State of Nevada.  Venue for any legal action concerning this Agreement shall lie exclusively in the state or federal courts of the State of Nevada, located in Clark County.  All Parties consent to the exclusive jurisdiction and venue in such courts, and waive any argument of personal jurisdiction, inconvenient forum, or improper venue.

5.4Jury Trial Waiver.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.  FOR THE AVOIDANCE OF DOUBT, THIS JURY TRIAL WAIVER IS OF NO FORCE OR EFFECT UPON ANY EXPIRATION OF THIS AGREEMENT.

5.5Costs and Attorneys' Fees.

If any legal action or other proceeding is brought by any of the Parties hereto relating to this Agreement or to recover damages or equitable relief for a breach or threatened breach thereof, the prevailing Party shall recover its costs and reasonable attorney's fees incurred in such an action or proceeding, which amount shall be determined by a court and not a jury.

5.6Successors and Assigns

Neither Party may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other; provided, however, that Galaxy may assign its rights and obligations under this Agreement without the consent of the Triangulum Parties in the event Galaxy shall hereafter effect a corporate reorganization, consolidate with, or merge into, any person or entity or transfer all or substantially all of its properties or assets to any person or entity. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the Parties, their respective successors, executors, administrators, heirs, devisees, and permitted assigns.

5.7Amendments and Waivers

No amendment or waiver of any provision of this Agreement shall be binding on any Party except by written agreement of all of the Parties, duly executed by all of the Parties.  No waiver of any provision of this Agreement shall constitute a waiver of any other provision, nor shall any waiver constitute a continuing waiver unless otherwise provided.

Article VI
MISCELLANEOUS

6.1Notices

All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a "Notice") shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent e-mail of a PDF document if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such Notice must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a Notice given in accordance with this Section):

If to Galaxy and/or any or all Galaxy Directors

Galaxy Gaming, Inc.
6480 Cameron Street, Suite 305

Las Vegas, Nevada 89118

Attention: President and CEO
e-mail: Tcravens@galaxygaming.com

With a copy to:

James J. Pisanelli, Esq.

Pisanelli Bice, PLLC

400 S. 7th Street, Suite 300

Las Vegas, Nevada 89101

Email: JJP@pisanellibice.com

If to Triangulum and/or Saucier:

Robert B. Saucier

c/o Erika Pike Turner, Esq.

Garman Turner Gordon LLP

7251 Amigo Street, Suite 210

Las Vegas, Nevada 89119
Email: ETurner@gtg.legal

c/o Mark Ferrario, Esq.

Greenberg Traurig, LLP

10845 Griffith Peak Drive, Suite 600

Las Vegas, NV 89135

Email:  ferrariom@gtlaw.com

6.2Counterparts

This Agreement may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

6.3Electronic Delivery

Delivery of an executed signature page to this Agreement by any party by electronic transmission will be as effective as delivery of a manually executed copy of this Agreement by such party.

6.4Independent Legal Financial and Tax Advice

Each of the Parties to this Agreement acknowledges and agrees that it/he has received independent legal advice, have been fully advised and represented by counsel of their selection in the negotiation and execution of this Agreement, including with regard to the releases contained herein; that they are fully familiar with all of the circumstances surrounding the matters released herein; that in executing this Agreement, they are relying solely on their independent judgment and advice of their own counsel; and that they have not been influenced in any way by the other Party in the execution or delivery of this Agreement.

Each party represents, warrants, and covenants that they each have had the benefit of legal counsel or other professional advice (including but not limited to legal, financial, tax or otherwise) in entering this Agreement. Each Party agrees it will not claim lack of competent guidance as a basis to make any future claim against the other.

6.5Tax Consequences

(a)

The Parties acknowledge and agree that neither has made representations regarding the tax consequences of any funds or other benefits received by the Triangulum Parties pursuant to this Agreement, and expressly agree that no other Party and no other Party's counsel has rendered any tax advice whatsoever to any other Party regarding any tax consequences.

(b)

The Triangulum Parties expressly agree and represent that any U.S. federal, state or local tax or other tax or contribution, or report, that may be owed by the Triangulum Parties in connection with this Agreement or the Payment is the sole responsibility of the Triangulum Parties.  Triangulum shall be responsible for all taxes it incurs with respect to the Payment.  However, if the Galaxy Parties incur any taxes (including interest, penalties or other additions thereto), liabilities, costs, damages or other amounts, including attorneys' fees (collectively, "Tax-Related Damages"), due to any failure of the Triangulum Parties to comply with any tax provisions or other obligations related to this Agreement or the Payment, including reporting the Payment, then the Triangulum Parties shall indemnify, defend and hold harmless the Galaxy Parties for any such Tax-Related Damages.

(c)	The Galaxy Parties expressly agree and represent that any U.S. federal, state or local tax or other tax or contribution, or report, that may be owed by the Galaxy

Parties in connection with this Agreement or the Payment is the sole responsibility of the Galaxy Parties.  However, if the Triangulum Parties incur any taxes (including interest, penalties or other additions thereto), liabilities, costs, damages or other amounts, including attorneys' fees (collectively, "Tax-Related Damages"), due to any failure of the Galaxy Parties to comply with any tax provisions or other obligations related to this Agreement or the Payment, including reporting the Payment, then the Galaxy Parties shall indemnify, defend and hold harmless the Triangulum Parties for any such Tax-Related Damages.

6.6Attorneys' Fees & Costs

Each of the Parties shall pay its own costs and expenses (whether internal or out-of-pocket, and whether for legal, financial, technical or other consultants) in connection with the litigation and the preparation, negotiation, and execution of this Agreement and any associated documents.

6.7Mutual Warranties

Each Party to this Agreement warrants and represents to the other that they have not assigned or transferred to any person or entity not a Party hereto any claim or other released matter, or any part or portion thereof, and that each Party has the authority to sign this Agreement, and each individual executing this Agreement on behalf of any entity or person specifically warrants that he or she has the authority to sign this Agreement.

6.8Execution

Each Party to this Agreement may execute this Agreement in counterpart and scanned copies of original signatures shall be accepted as if they are an original.

[Signatures appear on next page]

IN WITNESS WHEREOF this Agreement has been executed by the parties.

GALAXY GAMING, INC. By: ________________________________ Name: Title:	TRIANGULUM PARTNERS, LLC By: ________________________________ Name: Robert B. Saucier Title: Manager

______________________________________________________________________

MARK LIPPARELLI, an IndividualROBERT B. SAUCIER, an Individual

_____________________________________

WILLIAM A. ZENDER, an Individual

_____________________________________

BRYAN W. WATERS, an Individual

__________________________________________________

JANICE DESROSIERS, PERSONAL REPRESENTATIVE

AND ADMINISTRATOR FOR NORMAN H. DESROSIERS

EXHIBIT 10.1

Exhibit 1

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Pisanelli Bice

400 South 7th Street, Suite 300

Las Vegas, Nevada 89101

(702) 382-2101

(702) 382-2101

(702) 382-2101

James J. Pisanelli, Esq., Bar No. 4027

JJP@pisanellibice.com

Debra L. Spinelli, Esq., Bar No. 9695

DLS@pisanellibice.com

Jordan T. Smith, Esq., Bar No. 12097

JTS@pisanellibice.com

Emily A. Buchwald, Esq., Bar No. 13442

EAB@pisanellibice.com

Pisanelli Bice pllc

400 South 7th Street, Suite 300

Las Vegas, Nevada 89101

Telephone:702.214.2100

Facsimile:702.214.2101

Attorneys for Plaintiff Galaxy Gaming, Inc. & Counterdefendants

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

GALAXY GAMING, INC., a Nevada corporation, Plaintiff, v. TRIANGULUM PARTNERS, LLC, a New Mexico limited liability company, and ROBERT B. SAUCIER, an individual, Defendants.	Case No.:A-19-794293-B Dept. No.:XXVII STIPULATION AND ORDER TO STAY CASE
AND ALL RELATED MATTERS

Plaintiff/Counter-defendant Galaxy Gaming, Inc., and Counter-defendants
Mark Lipparelli, Janice DesRosiers as Personal Representative and Administrator of Norman H. DesRosiers, William A. Zender, and Bryan Waters (collectively, the "Galaxy Parties"), together with Defendants/Counter-claimants Triangulum Partners, LLC and Robert B. Saucier (collectively, the "Triangulum Parties"), by and through their counsel of record, hereby stipulate, to stay the above-captioned action through December 31, 2021.  The parties have engaged in settlement negotiations and have now reached a resolution that will resolve this and other litigation.   Therefore, the parties jointly request that this Court stay the action pending the final

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Pisanelli Bice

400 South 7th Street, Suite 300

Las Vegas, Nevada 89101

(702) 382-2101

(702) 382-2101

(702) 382-2101

implementation of the terms of the settlement.  The parties further agree to provide a status report to this Court by no later than January 7, 2022 regarding settlement implementation.

DATED this ___ day of October, 2021.

PISANELLI BICE PLLC

By:

James J. Pisanelli, Esq., #4027

Debra L. Spinelli, Esq., #9695

Jordan T. Smith, Esq., #12097

Emily A. Buchwald, Esq., #13442

400 South 7th Street, Suite 300

Las Vegas, NV 89101

Attorneys for Galaxy Gaming, Inc. & Counterdefendants

DATED this ___ day of October, 2021.

GARMAN TURNER GORDON LLP

By:

Erika Pike Turner, Esq., #6454

Dylan T. Ciciliano, Esq., #12348

7251 Amigo Street, Suite 210

Las Vegas, Nevada 89119

Attorneys for Triangulum Partners, LLC & Robert B. Saucier

ORDER

The Court, having reviewed and considered the Stipulation of the parties, hereby ORDERS that the action entitled Galaxy Gaming, Inc. v. Triangulum Partners, LLC et. al, Case No. A-19-794293-B, shall be stayed through December 31, 2021.

Jointly prepared and submitted by:

PISANELLI BICE PLLC

By:

James J. Pisanelli, Esq., #4027

Debra L. Spinelli, Esq., #9695

Jordan T. Smith, Esq., #12097

Emily A. Buchwald, Esq., #13442

400 South 7th Street, Suite 300

Las Vegas, Nevada 89101

Attorneys for Galaxy Gaming, Inc. & Counterdefendants

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Pisanelli Bice

400 South 7th Street, Suite 300

Las Vegas, Nevada 89101

(702) 382-2101

(702) 382-2101

(702) 382-2101

GARMAN TURNER GORDON LLP

By:

Erika Pike Turner, Esq., #6454

Dylan T. Ciciliano, Esq., #12348

7251 Amigo Street, Suite 210

Las Vegas, NV  89119

Attorneys for Triangulum Partners, LLC & Robert B. Saucier

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Pisanelli Bice

400 South 7th Street, Suite 300

Las Vegas, Nevada 89101

(702) 382-2101

(702) 382-2101

(702) 382-2101

James J. Pisanelli, Esq., Bar No. 4027

JJP@pisanellibice.com

Debra L. Spinelli, Esq., Bar No. 9695

DLS@pisanellibice.com

Jordan T. Smith, Esq., Bar No. 12097

JTS@pisanellibice.com

Pisanelli Bice pllc

400 South 7th Street, Suite 300

Las Vegas, Nevada 89101

Telephone:702.214.2100

Facsimile:702.214.2101

Attorneys for Defendant Galaxy Gaming, Inc.

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

ROBERT B. SAUCIER, an individual, Plaintiff, v. GALAXY GAMING, INC., a Nevada corporation, Defendant.	Case No.:A-20-815190-B Dept. No.:XXVII STIPULATION AND ORDER TO STAY CASE

Plaintiff Robert B. Saucier ("Plaintiff"), together with Defendant Galaxy Gaming, Inc. ("Defendant"), by and through their counsel of record, hereby stipulate, to stay the above‑captioned action through December 31, 2021. The parties have engaged in settlement negotiations and have now reached a resolution that will resolve this and other litigation.  Therefore, the parties jointly request that this Court stay the action pending the final implementation of the terms of the settlement.  The parties further agree to provide a status report to this Court by no later than January 7, 2022 regarding settlement implementation.

DATED this ___ day of October, 2021.

PISANELLI BICE PLLC

By:

James J. Pisanelli, Esq., #4027

Debra L. Spinelli, Esq., #9695

Jordan T. Smith, Esq., #12097

Emily A. Buchwald, Esq., #13442

400 South 7th Street, Suite 300

Las Vegas, NV 89101

Attorneys for Galaxy Gaming, Inc.,

DATED this ___ day of October, 2021.

GARMAN TURNER GORDON LLP

By:

Erika Pike Turner, Esq., #6454

Dylan T. Ciciliano, Esq., #12348

7251 Amigo Street, Suite 210

Las Vegas, Nevada 89119

Attorneys for Robert B. Saucier

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Pisanelli Bice

400 South 7th Street, Suite 300

Las Vegas, Nevada 89101

(702) 382-2101

(702) 382-2101

(702) 382-2101

ORDER

The Court, having reviewed and considered the Stipulation of the parties, hereby ORDERS that the action entitled Robert B. Saucier v. Galaxy Gaming, Inc., Case No. A‑20‑815190-B, shall be stayed through December 31, 2021.

Jointly prepared and submitted by:

PISANELLI BICE PLLC

By:

James J. Pisanelli, Esq., #4027

Debra L. Spinelli, Esq., #9695

Jordan T. Smith, Esq., #12097

Emily A. Buchwald, Esq., #13442

400 South 7th Street, Suite 300

Las Vegas, Nevada 89101

Attorneys for Galaxy Gaming, Inc.

GARMAN TURNER GORDON LLP

By:

Erika Pike Turner, Esq., #6454

Dylan T. Ciciliano, Esq., #12348

7251 Amigo Street, Suite 210

Las Vegas, NV  89119

Attorneys for Robert B. Saucier

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Pisanelli Bice

400 South 7th Street, Suite 300

Las Vegas, Nevada 89101

(702) 382-2101

(702) 382-2101

(702) 382-2101

James J. Pisanelli, Esq., Bar No. 4027

JJP@pisanellibice.com

Debra L. Spinelli, Esq., Bar No. 9695

DLS@pisanellibice.com

Jordan T. Smith, Esq., Bar No. 12097

JTS@pisanellibice.com

Pisanelli Bice pllc

400 South 7th Street, Suite 300

Las Vegas, Nevada 89101

Telephone:702.214.2100

Facsimile:702.214.2101

Attorneys for Defendant Galaxy Gaming, Inc.

DISTRICT COURT

CLARK COUNTY, NEVADA

ROBERT B. SAUCIER, an individual, Plaintiff, v. GALAXY GAMING, INC., a Nevada corporation, Defendant.	Case No.:A-20-826724-B Dept. No.:XXVII STIPULATION AND ORDER TO STAY CASE

Plaintiff Robert B. Saucier ("Plaintiff"), together with Defendant Galaxy Gaming, Inc. ("Defendant"), by and through their counsel of record, hereby stipulate to stay the above‑captioned action through December 31, 2021. The parties have engaged in settlement negotiations and have now reached a resolution that will resolve this and other litigation.  Therefore, the parties jointly request that this Court stay the action pending the final implementation of the terms of the settlement.  The parties further agree to provide a status report to this Court by no later than January 7, 2022, regarding settlement implementation.

DATED this ___ day of October, 2021.

PISANELLI BICE PLLC

By:

James J. Pisanelli, Esq., #4027

Debra L. Spinelli, Esq., #9695

Jordan T. Smith, Esq., #12097

Emily A. Buchwald, Esq., #13442

400 South 7th Street, Suite 300

Las Vegas, NV 89101

Attorneys for Galaxy Gaming, Inc.,

DATED this ___ day of October, 2021.

GARMAN TURNER GORDON LLP

By:

Erika Pike Turner, Esq., #6454

Dylan T. Ciciliano, Esq., #12348

7251 Amigo Street, Suite 210

Las Vegas, Nevada 89119

Attorneys for Robert B. Saucier

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Pisanelli Bice

400 South 7th Street, Suite 300

Las Vegas, Nevada 89101

(702) 382-2101

(702) 382-2101

(702) 382-2101

ORDER

The Court, having reviewed and considered the Stipulation of the parties, hereby ORDERS that the action entitled Robert B. Saucier v. Galaxy Gaming, Inc., Case No. A‑20‑826724-B, shall be stayed through December 31, 2021.

Jointly prepared and submitted by:

PISANELLI BICE PLLC

By:

James J. Pisanelli, Esq., #4027

Debra L. Spinelli, Esq., #9695

Jordan T. Smith, Esq., #12097

Emily A. Buchwald, Esq., #13442

400 South 7th Street, Suite 300

Las Vegas, Nevada 89101

Attorneys for Galaxy Gaming, Inc.

GARMAN TURNER GORDON LLP

By:

Erika Pike Turner, Esq., #6454

Dylan T. Ciciliano, Esq., #12348

7251 Amigo Street, Suite 210

Las Vegas, NV  89119

Attorneys for Robert B. Saucier

IN THE SUPREME COURT OF THE STATE OF NEVADA

ROBERT B. SAUCIER, AN INDIVIDUAL, Appellant, and GALAXY GAMING, INC., A NEVADA CORPORATION, Respondent	Case No. 81626 STIPULATED REQUEST FOR STAY OF SUPREME COURT PROCEEDINGS

Appellant Robert B. Saucier and Respondent Galaxy Gaming, Inc., by and through their respective counsel of record, jointly stipulate and ask this Court to stay further proceedings of this appeal for the following reasons:

1)On April 20, 2021, following the submission of Appellant's Reply brief on April 19, 2021, the Court referred this to appeal to screening.

2)Since then, the parties have engaged in settlement negotiations and have now reached a resolution that will resolve this and other litigation.  The terms of that settlement will take time to implement, but the parties reasonably expect that the final implementation should occur by approximately December 31, 2021.

3)Accordingly, the parties jointly request that this Court stay the appeal while they pursue implementation of the settlement.  A stay will advance the interests of justice, facilitate the resolution of this and other lawsuits, and avoid the further expenditure of legal resources.

4)The parties therefore request that this action be stayed.  The parties further agree to provide a status report to this Court by no later than January 7, 2022 regarding settlement implementation.

DATED this ___ day of October, 2021.

PISANELLI BICE PLLC

By:

James J. Pisanelli, Esq., #4027

Debra L. Spinelli, Esq., #9695

Jordan T. Smith, Esq., #12097

Emily A. Buchwald, Esq., #13442

400 South 7th Street, Suite 300

Las Vegas, Nevada   89101

Attorneys for Respondent

GARMAN TURNER GORDON LLP By: Erika Pike Turner, Esq., #6454 Dylan T. Ciciliano, Esq., #12348 7251 Amigo Street, Suite 210 Las Vegas, NV 89119 Attorneys for Appellant

IN THE SUPREME COURT OF THE STATE OF NEVADA

GALAXY GAMING, INC., A NEVADA CORPORATION; MARK LIPPARELLI; NORMAN DESROSIERS; WILLIAM A ZENDER; AND BRYAN W. WATERS,

Appellants.

and

TRIANGULUM PARTERS, LLC, A NEW MEXICO LIMITED LIABILITY COMPANY, AND

ROBERT B. SAUCIER, AN INDIVIDUAL,

Respondents.

Case No. 81936 STIPULATED REQUEST FOR STAY OF SUPREME COURT PROCEEDINGS

Appellants Galaxy Gaming, Inc., Mark Lipparelli, Norman Desrosiers, William Zender, and Bryan Waters (collectively "Appellants") and Respondents Triangulum Partners, LLC and Robert B. Saucier (collectively "Respondents"), by and through their respective counsel of record, jointly stipulate and ask this Court to stay further proceedings of this appeal for the following reasons:

1)The Court entered an Order Granting Telephonic Extension on September 24, 2021; Appellants currently have until October 11, 2021 to file and serve the Reply Brief.

2)The parties have engaged in settlement negotiations and have now reached a resolution that will resolve this and other litigation.  The terms of that settlement will take time to implement, but the parties reasonably expect that the final implementation should occur by December 31, 2021.

3)Accordingly, the parties jointly request that this Court stay the appeal while they pursue implementation of the settlement.  A stay will advance the interests of justice, facilitate the resolution of this and other lawsuits, and avoid the further expenditure of legal resources.

4)The parties therefore request that this action be stayed.  Should the settlement not be implemented by December 31, 2021 and there is not any further stipulation of the parties lodged before that date, the parties have agreed the stay will expire December 31, 2021 and the final reply brief to be filed to complete the briefing of this appeal will be filed by Appellants by January 14, 2022.

DATED this ___ day of October, 2021.

PISANELLI BICE PLLC

By:

James J. Pisanelli, Esq., #4027

Debra L. Spinelli, Esq., #9695

Jordan T. Smith, Esq., #12097

Emily A. Buchwald, Esq., #13442

400 South 7th Street, Suite 300

Las Vegas, Nevada   89101

Attorneys for Appellants

GARMAN TURNER GORDON LLP By: Erika Pike Turner, Esq., #6454 Dylan T. Ciciliano, Esq., #12348 7251 Amigo Street, Suite 210 Las Vegas, NV 89119 Attorneys for Respondents

IN THE SUPREME COURT OF THE STATE OF NEVADA

GALAXY GAMING, INC., A NEVADA CORPORATION Appellant, and ROBERT B. SAUCIER, AN INDIVIDUAL, Respondent.	Case No. 82081 STIPULATED REQUEST FOR STAY OF SUPREME COURT PROCEEDINGS

Appellant Galaxy Gaming, Inc. and Respondent Robert B. Saucier, by and through their respective counsel of record, jointly stipulate and ask this Court to stay further proceedings of this appeal for the following reasons:

1)On June 14, 2021, following the submission of Appellant's Reply brief on June 11, 2021, the Court referred this to appeal to screening.

2)Since then, the parties have engaged in settlement negotiations and have now reached a resolution that will resolve this and other litigation.  The terms of that settlement will take time to implement, but the parties reasonably expect that the final implementation should occur by approximately December 31, 2021.

3)Accordingly, the parties jointly request that this Court stay the appeal while they pursue implementation of the settlement.  A stay will advance the interests of justice, facilitate the resolution of this and other lawsuits, and avoid the further expenditure of legal resources.

4)The parties therefore request that this action be stayed.  The parties further agree to provide a status report to this Court by no later than January 7, 2022 regarding settlement implementation.

DATED this ___ day of October, 2021.

PISANELLI BICE PLLC

By:

James J. Pisanelli, Esq., #4027

Debra L. Spinelli, Esq., #9695

Jordan T. Smith, Esq., #12097

Emily A. Buchwald, Esq., #13442

400 South 7th Street, Suite 300

Las Vegas, Nevada   89101

Attorneys for Appellant

GARMAN TURNER GORDON LLP By: Erika Pike Turner, Esq., #6454 Dylan T. Ciciliano, Esq., #12348 7251 Amigo Street, Suite 210 Las Vegas, NV 89119 Attorneys for Respondent

IN THE SUPREME COURT OF THE STATE OF NEVADA

TRIANGULUM PARTERS, LLC, A NEW MEXICO LIMITED LIABILITY COMPANY,

Appellant/Cross-Respondent,

v.

GALAXY GAMING, INC., A NEVADA CORPORATION; MARK LIPPARELLI; JANICE DESROSIERS, AS EXECUTOR OF THE ESTATE OF NORMAN DESROSIERS; WILLIAM A ZENDER; AND BRYAN W. WATERS,

Respondents/Cross-Appellants,

and

ROBERT B. SAUCIER, AN INDIVIDUAL,

Cross-Respondent.

Case No. 82828 STIPULATED REQUEST FOR STAY OF SUPREME COURT PROCEEDINGS

Appellant/Cross-Respondent Triangulum Partners, LLC, Respondents/ Cross‑Appellants Galaxy Gaming, Inc., Mark Lipparelli, Janice Desrosiers, as Executor of the Estate of Norman Desrosiers, William Zender, and Bryan Waters (collectively "Respondents/Cross-Appellants") and Cross-Respondent Robert B. Saucier, by and through their respective counsel of record, jointly stipulate and ask this Court to stay further proceedings of this appeal for the following reasons:

1)On September 7, 2021, this Court entered an Order to Show Cause and Regarding Caption regarding a potential jurisdictional defect related to the challenged order.  The parties' responses are currently due on October 7, 2021.

2)Since the entrance of the Order to Show Cause, the parties have engaged in settlement negotiations and have now reached a resolution that will resolve this and other litigation.  The terms of that settlement will take time to implement, but the parties reasonably expect that the final implementation should occur by approximately December 31, 2021.

3)Accordingly, the parties jointly request that this Court stay the appeal while they pursue implementation of the settlement.  A stay will advance the interests of justice, facilitate the resolution of this and other lawsuits, and avoid the further expenditure of legal resources.

4)The parties therefore request that this action be stayed.  The parties further agree to provide a status report to this Court by no later than January 7, 2022 regarding settlement implementation.

DATED this ___ day of October, 2021.

PISANELLI BICE PLLC

By:

James J. Pisanelli, Esq., #4027

Debra L. Spinelli, Esq., #9695

Jordan T. Smith, Esq., #12097

Emily A. Buchwald, Esq., #13442

400 South 7th Street, Suite 300

Las Vegas, Nevada   89101

Attorneys for Respondents/

Cross-Appellants

GARMAN TURNER GORDON LLP By: Erika Pike Turner, Esq., #6454 Dylan T. Ciciliano, Esq., #12348 7251 Amigo Street, Suite 210 Las Vegas, NV 89119 Attorneys for Appellant/ Cross-Respondents

IN THE SUPREME COURT OF THE STATE OF NEVADA

ROBERT B. SAUCIER, AN INDIVIDUAL, Appellant, and GALAXY GAMING, INC., A NEVADA CORPORATION, Respondent.	Case No. 82399 STIPULATED REQUEST FOR STAY OF SUPREME COURT PROCEEDINGS

Appellant Robert B. Saucier and Respondent Galaxy Gaming, Inc., by and through their respective counsel of record, jointly stipulate and ask this Court to stay further proceedings of this appeal for the following reasons:

1)On September 2, 2021, the Court referred this to appeal to screening.

2)The parties have engaged in settlement negotiations and have now reached a resolution that will resolve this and other litigation.  The terms of that settlement will take time to implement, but the parties reasonably expect that the final implementation should occur by approximately December 31, 2021.

3)Accordingly, the parties jointly request that this Court stay the appeal while they pursue implementation of the settlement.  A stay will advance the interests of justice, facilitate the resolution of this and other lawsuits, and avoid the further expenditure of legal resources.

4)The parties therefore request that this action be stayed.  The parties further agree to provide a status report to this Court by no later than January 7, 2022 regarding settlement implementation.

DATED this ___ day of October, 2021.

PISANELLI BICE PLLC

By:

James J. Pisanelli, Esq., #4027

Debra L. Spinelli, Esq., #9695

Jordan T. Smith, Esq., #12097

Emily A. Buchwald, Esq., #13442

400 South 7th Street, Suite 300

Las Vegas, Nevada   89101

Attorneys for Respondent

GARMAN TURNER GORDON LLP By: Erika Pike Turner, Esq., #6454 Dylan T. Ciciliano, Esq., #12348 7251 Amigo Street, Suite 210 Las Vegas, NV 89119 Attorneys for Appellant